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                                                                    Exhibit 10.7

                              QUANTUM CORPORATION

                   1996 BOARD OF DIRECTORS STOCK OPTION PLAN

                           (As Amended May 29, 2001)

     1.   Purposes of the Plan.  The purposes of this 1996 Board of Directors
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Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a)  "Administrator" means the Board or any of its Committees as shall
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be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the legal requirements relating to the
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administration of stock option plans under applicable U.S. state corporate laws,
U.S. federal and state securities laws, and any stock exchange or quotation system on which the Common Stock is listed or quoted.

          (c)  "Board" means the Board of Directors of the Company.
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          (d)  "Code" means the Internal Revenue Code of 1986, as amended.
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          (e)  "Common Stock" means the Common Stock of the Company.
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          (f)  "Company" means Quantum Corporation, a Delaware corporation.
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          (g)  "Director" means a member of the Board.
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          (h)  "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company.  The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i)  "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (j)  "Fair Market Value" means, as of any date, the closing sales
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price of the Common Stock (or the closing bid, if no sales were reported) as quoted on the stock exchange with the greatest volume of trading in Common Stock on the date of grant, as
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reported in The Wall Street Journal or such other source as the Administrator deems reliable.

          (k)  "Inside Director" means a Director who is an Employee.
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          (l)  "Option" means a stock option granted pursuant to the Plan.
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          (m)  "Optioned Stock" means the Common Stock subject to an Option.
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          (n)  "Optionee" means a Director who holds an Option.
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          (o)  "Outside Director" means a Director who is not an Employee.
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          (p)  "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (q)  "Plan" means this 1996 Board of Directors Stock Option Plan.
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          (r)  "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 11 of the Plan.

          (s)  "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of
1986.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
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the Plan, the maximum aggregate number of Shares reserved and available for issuance under the Plan is 600,000 Shares, plus (b) subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present by person or by proxy and entitled to vote at the Company's 2001 Annual Meeting of Stockholders, 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration.
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          (a)  Procedure.  The Plan shall be administered by (A) the Board, or
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(B) a committee (a "Committee"), which Committee shall be constituted to satisfy
Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
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Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

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                 (i)     to determine the Fair Market Value of the Shares in
accordance with Section 2(j) of the Plan;

                 (ii) to select the Outside Directors to whom Options may be granted hereunder;

                 (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                 (iv)    to approve forms of agreement for use under the Plan;

                 (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine;

                 (vi) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

                 (vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                 (viii) to modify or amend each Option (subject to Section 12 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                 (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable;

                 (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

                 (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.  The Administrator's
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decisions, determinations and interpretations shall be final and binding on all
Optionees and any other holders of Options.

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     5.   Eligibility.  Options may be granted only to Outside Directors.
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     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan.  The Plan shall continue in effect for a term of ten
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(10) years from the date the Plan was adopted by the Board unless sooner terminated under Section 12 of the Plan.

     7.   Term of Option.  The term of each Option shall be stated in the Option
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Agreement.  The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
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          (a)  Exercise Price.  The per share exercise price for the Shares to
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be issued pursuant to exercise of an Option shall be one hundred percent of the
Fair Market Value per Share on the date of grant.

          (b)  Form of Consideration.  The consideration to be paid for the
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Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair
Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     9.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option
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granted hereunder shall be exercisable at such times as are set forth in the
Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of the Plan. Until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the

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Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director.  Subject to
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Section 11 hereof in the event an Optionee ceases to be a Director, the Optionee may exercise his or her Option, but only within ninety (90) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     10.  Non-Transferability of Options.  Unless otherwise provided for by the
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Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization, Dissolution- Merger or
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Asset Sale.
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          (a)  Changes in Capitalization.  Subject to any required action by the
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stockholders of the Company, the number of Shares covered by each outstanding
Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable under the Plan shall be proportionately adjusted by the Board, in its discretion, for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
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dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

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          (c)  Merger or Asset Sale.  In the event of a merger of the Company
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with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in the Option Agreement for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 9(b) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board may at any time amend,
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alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
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termination of the Plan shall not affect Options already granted and such
Options shall remain in full force and effect as if this Plan had not been amended or terminated.

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     13.  Time of Granting Options.  The date of grant of an Option shall, for
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all purposes, be the date on which the Board makes the determination granting such Option.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
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pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
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will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  Option Agreement.  Options shall be evidenced by written option
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agreements in such form as the Board shall approve.

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